Gains and losses on derecognition of financial assets measured at amortized cost	6 Months Ended
Jun. 30, 2023
Gain and Losses on derecognition of Financial Assets at Amortized Cost [Abstract]
Disclosure - Gain and Losses on derecognition of Financial Assets at Amortized costs [text block]	Gains and losses on derecognition of financial assets measured at amortized cost For the six months ended June 30, 2023, the Group sold financial assets measured at amortized cost of € 93 million (June 30, 2022: € 78 million). The table below presents the gains and (losses) arising from derecognition of these assets. Three months ended Six months ended in € m. Jun 30, 2023 Jun 30, 2022 Jun 30, 2023 Jun 30, 2022 Gains 0 1 1 3 Losses (2) (5) (4) (7) Net gains (losses) from derecognition of assets measured at amortized cost (2) (4) (4) (4)